UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 19, 2008

Federal Home Loan Bank of Pittsburgh
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-51395	25-6001324
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

601 Grant Street, Pittsburgh, Pennsylvania		15219
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	412-288-3400

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 19, 2008, the Board of Directors ("Board") of the Federal Home Loan Bank of Pittsburgh ("Bank") approved David W. Curtis to serve as a Director on the Bank’s Board. Mr. Curtis is a director of Citizens Bank of Pennsylvania, a Pennsylvania member. In accordance with the regulations of the Federal Housing Finance Board, the Board appointed Mr. Curtis to the open elected director position currently allocated to Pennsylvania. The term assigned to the seat which Mr. Curtis holds ends on December 31, 2008. As a Director, Mr. Curtis will serve on the Board’s: 1) Governance; 2) Human Resources and 3) Community Investment & Public Policy Committees.

Item 7.01 Regulation FD Disclosure.

On April 21, 2008, the Bank sent a notice to its members regarding the Bank’s adjustment of the Member Loans and Unused Borrowing Capacity Capital Stock Purchase Requirements effective May 6, 2008. The notice also informed the members that previously announced changes in the collateral requirements under the Bank’s Member Products Policy would become effective May 6, 2008 as well. Copies of the April 21 notice and the Bank’s separate letter to members explaining the changes in the Member Products Policy are attached to this report. The information being furnished pursuant to Item 7.01 of this Current Report on Form 8-K and the information contained in Exhibits 99.1 and 99.2 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1 Notice to members dated April 21, 2008 issued by the Federal Home Loan Bank of Pittsburgh

99.2 Letter to members dated April 10, 2008 regarding changes in the Bank’s Member Products Policy

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Pittsburgh

April 24, 2008	By:	Dana A. Yealy

Name: Dana A. Yealy
Title: General Counsel and Corporate Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Notice to Members dated April 21, 2008 issued by the Federal Home Loan Bank of Pittsburgh
99.2	Letter to members dated April 10, 2008 regarding changes in the Bank's Member Products Policy